Exhibit 99.1

Building the Foundations for the American Drone Industry NYSE American: UMAC Investor Presentation March 2025

FORWARD - LOOKING STATEMENTS 2 This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended, including but not limited to statements relating to our plan to expand our market presence and pursue new market opportunities, a potential new market arising from proposed government legislation and programs, demand for our products and our intended efforts to meet such demand including in the U.S. defense sector as a result of global conflicts and a trend towards U.S. - made products, our strategy to pursue organic growth and sales in the U.S. and abroad, anticipated enterprise revenue in Q3 2024, and trends and projected growth of our business and the industry in which we operate generally. All statements other than statements of historical fact included in this presentation are forward - looking statements. These forward - looking statements may also include projections and estimates concerning the timing and success of our proposed products and any potential future financial results and are based on the Company's current expectations, projections and forecasts about future events and trends that the Company believes may affect its business, financial condition, operating results and growth prospects. We often identify forward - looking statements by accompanying them with words such as "estimate," "project," "predict," "believe," "expect," "intend," "anticipate," "potential," "plan," "goal," "foresee," "likely," "target," "may," "should," "could," or other words that convey the uncertainty of future events or outcomes. The results expected by some or all of these forward - looking statements may not occur, including a government agency to quickly invest and build a domestic supply chain, our ability to organically grow our retail business, our ability to accelerate onshoring of Blue Framework and NDAA compliant drone components, our ability to use retain positioning to drive B2B and B2G sales, our ability to close the Aloft acquisition, our ability to improve our margins and revenues and the impact on FAA rulemaking in 2027 to enable dramatic growth. Factors that may affect the potential events described in forward - looking statements and our ability to achieve these results include our ability to select, negotiate and close any acquisition targets, the sufficiency of our cash resources and future stock price, our ability to enhance our existing products, develop new products and create new services for our customers and future customers, competition we face and the possibility that competitors develop and market more effective and/or less expensive alternatives to our products, our ability to obtain and maintain regulatory clearance for our products, private and government spending trends and initiatives which may among other things be adversely impacted by economic challenges such as a possible U.S. or global recession and potential adverse developments in government spending on our products and related technologies, the possibility that projections and forecasts on which we rely are not accurate or too optimistic and the risk factors contained in our final Prospectus filed with the Securities and Exchange Commission on December 17, 2024. These forward - looking statements speak only as of the date of this presentation was prepared and we disclaim any obligation to update these statements, whether as a result of new information, future events or otherwise, unless required by law. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks, contingencies, and uncertainties, most of which are difficult to predict and beyond our control.

3 Targeting three segments of the drone industry • Retail sales • Enterprise Components • Fleet and Airspace Management SaaS Strong demonstrated growth and healthy financial profile • Each quarter has had increasing revenues with Q4 2024 over $2M • B2B business has launched – 3 Blue Framework products and B2B revenue is up 3.5x from H1 to H2 2024 1 • Aloft: 70%+ of LAANC authorizations, growing SaaS revenue ($600k in Q4) and launching AirBoss • Over $5M cash on hand, no debt, and more than 2 years of runway Legislation Driving near and long - term opportunities • Recent U.S. legislation is creating a U.S. drone market that has historically been dominated by Chinese companies • The global conflicts are creating a government urgency to quickly invest in and build a domestic supply chain from components to finished drones and drone software • FAA rulemaking is expected to enable dramatic growth in U.S. domestic market in 2027 INVESTMENT HIGHLIGHTS 3 US - based development and assembly provides a strong competitive advantage • Made - in - USA extremely attractive amid national security concerns and tariffs • Regulatory and DoD procurement provide for immediate growth drivers ц 2 • Launched multiple US - made and NDAA compliant approved for BLUE UAS Framework 1. 1) This is on a Pro Forma Basis 2. 2) We have agreed to enter into a five year non - compete agreement which precludes us from selling drones directly to the U.S. Department of Defense without Red Cat Approval

COMPANY GROWTH AND STRATEGY

Strong B2C Foundation: Unusual Machines has brands (Rotor Riot and Fatshark) that have a loyal consumer following. This creates a strong brand equity foundation to build upon.

B2C delivers R&D and Market Insights: Consumer products act as an amazing testbed for the technologies. Retail products drive brand recognition and customer "buzz" as enterprise buyers keep a pulse on consumer channels.

Growth Strategy:
- Continued organic growth of our retail businesses
- Accelerate onshoring of Blue Framework and NDAA compliant drone components
- Use retail positioning to drive sales into the B2B and B2G market segments

Acquisitions: Continue to pursue targeted acquisitions the accelerate growth in key segments



4

5 88.7K+ 181K+ 146K+ Subscribers Unique Registered Customers Social Media Followers Rotor Riot is at the center of the high - performance drone market and has a large following of FPV drone pilots Online store with drone parts and ready - to - fly drones are featured in Rotor Riot’s extensive media Components are already sold at scale to a wide range of customers RETAIL BUSINESS - 1,800 1,600 1,400 1,200 1,000 800 600 400 200 Retail Revenue (in $’000s) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2023 2023 2023 2023 2024 2024 2024 2024 Revenue As of March 2025

6 FLIGHT CONTROLLER In the last six month - 3 critical Components on the DIU Blue Framework (Flight Controller, Motor Controller, Camera) and two more in development Since August sales indicate revenue from enterprise has grown nearly 3.5x from before the launch of the Brave F7. Enterprise revenue now accounts for approximately 13% of our total revenue. Currently building a U.S. drone motor factory with first deliveries expected in late March Scaling of B2B Efforts (Orders & Revenue) HARDWARE COMPONENTS ELECTRONIC SPEED CONTROLLER ANALOG CAMERA 240 210 180 150 120 90 60 30 0 20.0 17.5 15.0 12.5 10.0 7.5 5.0 2.5 0.0 2024 Q1 2024 Q2 2024 Q3 2024 Q4 B2B Revenue ($K) / % of Total Revenue Number of Orders Quarter Enterprise Orders B2B Revenue ( $K) % of Total Revenue

7 0 Drone Market Size and Forecast 2024 - 2030 60 50 40 30 20 10 Revenues in Billion USD 2024 2025 2026 2027 2028 2029 2030 Global Drone Market Report 2023 - 2030 by Drone Industry Insights U.S. Drone market expected to be $31.34B by 2034 (CAGR ~17%) with $4B for UTM software by 2030 The drone flight control system market, valued at $15.53B in 2021, is projected to reach $28.86B by 2031 2 The drone motor market size was valued at $2.6B in 2021 and is projected to reach $9.9B by 2031 3 There is legislation aimed at enhancing the U.S.'s competitiveness in emerging technologies like drones and reducing dependence on tech imports, particularly from China 5 . 1. 2. 3. 4. 5. Global Drone Market Report 2023 - 2030 by Drone Industry Insights Allied Market Research Drone Flight Controller System Market Size, Share, Competitive Landscape and Trend Analysis Report 2023 - 2032 Allied Market Research Drone Motor Market Size, Share, Competitive Landscape and Trend Analysis Report 2021 - 2031 Ukraine to produce one million drones next year, Zelenskiy says : https:// www.reuters.com/world/europe/ukraine - produce - one - million - drones - next - year - zelenskiy - says - 2023 - 12 - 19/ U.S. Drone Act Proposal: https: //www.congress.gov/bill/118th - congress/senate - bill/473/all - info#:~:text=Introduced%20in%20Senate%20(02%2F16%2F2023)&text=This%20bill%20bans%20the%20procurement,control%20by%20China%2C% 20w ith%20e xceptions. MARKET OPPORTUNITY

8 DIU BLUE COMPONENT SUPPLIERS BLUE DRONE MANUFACTURERS SOFTWWARE AND SERVICE PROVIDERS U.S. DRONE LANDSCAPE OTHER MANUFACTURERS

AMERICAN SECURITIES DRONE ACT (2023) Prohibits the use or purchase of Chinese - manufactured drones by government agencies and contractors NATIONAL DEFENSE AUTHORIZATION ACT (2025) China is designated as a "covered foreign entity" A ban has been imposed on drones manufactured by DJI, Autel, and parts by T - motor The U.S. Government is prohibited from purchasing drones that contain critical components manufactured in China, TARIFFS (2025) The U.S. increased tariffs on suppliers from China from an effective rate of 15% to 45% - we have been onshoring so this is a competitive cost advantage for our retail and enterprise sales COUNTERING CCP DRONES ACT (PROPOSED LEGISLATION) Prohibits the use of drones by entities associated with the Chinese Communist Party (CCP) in sensitive government operations. Establishes a rigorous vetting process for drone technology used in national security contexts. Encourages the development and adoption of domestically produced drones to reduce reliance on foreign technology. 9 U.S. ONSHORING: RECENT AND PROPOSED LEGISLATION PRESENTS A MULTI - BILLION DOLLAR US MARKET

STRATEGIC ROADMAP Near - Term: Expand product offering and B2B Hardware Sales Build out drone motor production capabilities Close Aloft acquisition and integrate the team Longer - Term: Continue to develop and support Blue Framework components that meet requirements for our customers in the defense market Launch integrated Hardware and Software solutions (like Remote ID) for the domestic enterprise market Expand into full product suites to enable both defense and commercial customers comprehensive component solutions 1 10 1. We have agreed to enter into a five year non - compete agreement which precludes us from selling drones directly to the U.S. Department of Defense without Red Cat Approval

FINANCIAL STRENGTH AND CASH MANAGEMENT 11 1. As of January 2025. Reflects updates from item 3.02 on Form 8 - K filed on 10/24/2024. 2. Includes Management Ownership and Board Ownership Rapid Revenue Growth: Revenue growth each quarter in 2024 Q4 revenue was 156% larger than Q1 on a pro forma basis Margins increased from 14.5% in Q1 to 27% in Q4 Cash and Cash Burn: Quarter by Quarter operational cash burn of average $725k Current Cash (warrants conversion + position Dec 31) provides 2+ years of runway Improving margins and revenue target of $15M/year to get to break even 4,000,000 3,500,000 3,000,000 2,500,000 2,000,000 1,500,000 1,000,000 500,000 0 Q1 2024 Cash Balance Q2 2024 Debt Balance Q3 2024 Q4 2024 Operational Cash Burn 2,500,000 2,000,000 1,500,000 1,000,000 500,000 0 100 80 60 40 20 0 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Revenue Gross Margin

CAPITALIZATION TABLE 1 12 Common Stock: 2,080,601 shares Closely Held Shares 2 14,749,569 shares Common Shares – Free Float 16,830,170 shares Total Common Shares 1,196,693 shares Aloft Acquisition (Pro Forma) 3 18,026,863 shares Total Common Post Aloft Acquisition (est.) 3 Other Equity: 164,473 shares PIPE Warrants – insiders ($1.99 strike) 8,500 shares IPO Warrants ($5.00 strike) 530,000 shares EIP Issuances 1. As of March 2025. Reflects updates from item 3.02 on Form 8 - K filed on 10/24/2024. 2. Includes Management and Board Ownership and assumes the Aloft acquisition will close 3. Based on the total amount of estimated shares to be issued related to the Aloft acquisition. 12% 88% Closely Held Shares Free Float

Dr. Allan Evans, Chief Executive Officer Chief Executive Officer. Previously served as Chief Operating Officer at Red Cat (Nasdaq: RCAT) and CEO of Fat Shark. His career includes board membership at Ballast Technologies and co - founding Avegant. His expertise spans new technologies, engineering, business development, and corporate strategy. Brian Hoff, Chief Financial Officer Chief Financial Officer. Brings extensive experience in leading high growth accounting & finance teams at companies including Auddia, Inc. (Nasdaq: AUUD), STACK Infrastructure, and Coalfire. Sanford “Sandy” Rich, Director Chair Audit Committee. Executive Director of the NYC Board of Education Retirement System. Sandy is an SEC audit committee financial expert, a member of the Investor Advisory Group of the PCAOB, and has served as both CEO and CFO of public and private companies. Jeff Thompson, Director CEO and Chairman Red Cat Holdings (NASDAQ: RCAT). Thompson is a serial tech entrepreneur who has led companies from the startup phase to successful exits and IPOs. Cristina A. Colon, Director Chair Governance Committee. She is an attorney currently admitted to practice federal law and state law in the District of Columbia and Florida. She is the CEO of Cinmarc, a multi - faceted consulting firm working with public housing authorities and local governments. Robert Lowry, Director Chair Comp Committee. Over 38 years of business experience in the financial and securities industries. Degrees in Economics and Finance and a Certified Financial Planner with series 63, series 7 licenses. Drew Camden, Chief Operating Officer Chief Operating Officer. As President of Rotor Riot from 2018, Camden expanded into media and e - commerce, established a headquarters in Orlando, and launched a successful FPV drone line. This leadership resulted in Rotor Riot's acquisition by Red Cat Holdings in 2020, with the company achieving a 50% average yearly revenue growth under his direction. LEADERSHIP 13

14 Targeting three segments of the drone industry • Retail sales • Enterprise Components • Fleet and Airspace Management SaaS Strong demonstrated growth and healthy financial profile • Each quarter has had increasing revenues with Q4 2024 over $2M • B2B business has launched – 3 Blue Framework products and B2B revenue is up 3.5x from H1 to H2 2024 1 • Aloft: 70%+ of LAANC authorizations, growing SaaS revenue ($600k in Q4) and launching AirBoss • Over $5M cash on hand, no debt, and more than 2 years of runway Legislation Driving near and long - term opportunities • Recent U.S. legislation is creating a U.S. drone market that has historically been dominated by Chinese companies • The global conflicts are creating a government urgency to quickly invest in and build a domestic supply chain from components to finished drones and drone software • FAA rulemaking is expected to enable dramatic growth in U.S. domestic market in 2027 INVESTMENT HIGHLIGHTS 14 US - based development and assembly provides a strong competitive advantage • Made - in - USA extremely attractive amid national security concerns and tariffs • Regulatory and DoD procurement provide for immediate growth drivers ц 2 • Launched multiple US - made and NDAA compliant approved for BLUE UAS Framework 1. 1) This is on a Pro Forma Basis 2. 2) We have agreed to enter into a five year non - compete agreement which precludes us from selling drones directly to the U.S. Department of Defense without Red Cat Approval

15 INVESTOR CONTACT Email: investors@unusualmachines.com Tel: +1 (917) 633 - 8980 4677 L B McLeod Rd Suite J Orlando, FL 32811 United States